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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



PURSUANT TO SEC. 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 15, 1996
                                                 -------------------


                               Dana Corporation
                        -----------------------------
             (Exact name of registrant as specified in its charter)


    Virginia                      1-1063                       34-4361040
- ---------------          ------------------------          -------------------
(State or other          (Commission File Number)           (IRS Employer
jurisdiction of                                            Identification No.)
incorporation)


         4500 Dorr Street, Toledo, Ohio                         43615
   ----------------------------------------------------------------------
    (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:    (419) 535-4500
                                                   ----------------------




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ITEM 5.  OTHER EVENTS.

On April 15, 1996, the Board of Directors (the "Board") of Dana Corporation (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $1 per share (the "Common Shares") of the Company. The dividend is payable on July 25, 1996, to the shareholders of record on that date.

Each Right entitles the holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, no par value (the "Preferred Shares") of the Company at a price of $110 per one one-thousandth of a Preferred Share (the "Purchase Price").

A complete description of the Rights is set forth in the Rights Agreement (the "Rights Agreement") made as of April 25, 1996, between the Company and Chemical Mellon Shareholder Services, L.L.C., the Rights Agent, a copy of which is filed as Exhibit 1 to this Form 8-K. The Rights Agreement is incorporated herein by reference and this summary is qualified in its entirety by reference to thereto.

The Rights Agreement provides that the Rights will not be exercisable until the Distribution Date, which will be the earlier of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired beneficial ownership of 15% or more of the Company's outstanding Common Shares, or (ii) 10 business days (or such later date as is established by the Board before any person or group becomes an Acquiring Person) following the commencement of, or the announcement of an intention to make, a tender offer or exchange offer which, if consummated, would result in the beneficial ownership by a person or group of 15% or more of the Company's outstanding Common Shares.

Until the Distribution Date (or the earlier redemption or expiration of the Rights), the Rights will be transferred with, and only with, the Common Shares. For Common Shares outstanding as of July 25, 1996, the Rights will be evidenced by the certificates for such Common Shares with a copy of a Summary of Rights attached. For Common Shares issued thereafter, the Rights will be evidenced by a notation on the certificate incorporating the Rights Agreement by reference. In either case, until the Distribution Date (or the earlier redemption or expiration of the Rights), the surrender for transfer of any certificate for Common Shares, even without the notation or the attached copy of the Summary, will constitute the transfer of the Rights associated with the Common Shares represented by the certificate. As soon as practicable after the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and thereafter such separate Right Certificates alone will evidence the Rights.

If any person or group of affiliated or associated persons becomes an Acquiring Person, each holder of a Right (other than the Acquiring Person, whose Rights will have become





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void) will be entitled, upon the exercise of the Right, to receive that number of Common Shares having a market value of two times the exercise price of the Right. In addition, if, after a person or group has become an Acquiring Person, the Company is acquired in a merger or other business combination transaction or if 50% or more of its consolidated assets or earning power are sold, each holder of a Right will be entitled to receive, upon the exercise of the Right at its then current exercise price, that number of shares of common stock of the acquiring company having a market value at the time of such event of two times the exercise price of the Right.

At any time before an Acquiring Person acquires beneficial ownership of 15% or more of the Company's outstanding Common Shares, the Board may redeem the Rights in whole, but not in part, at a price of $.01 per Right, on such terms as the Board may establish in its sole discretion. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the holders will be entitled only to receive the foregoing redemption price.

At any time after any person or group becomes an Acquiring Person, but before the Acquiring Person acquires 50% or more of the Company's outstanding Common Shares, the Board may exchange the Rights (other than those held by the Acquiring Person, which will have become void), in whole or part, at an exchange ratio of one Common Share or one one-thousandth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges) per Right.

The number of outstanding Rights and the number of one one-thousandths of a Preferred Share issuable upon exercise of each Right are subject to adjustment if, prior to the Distribution Date, there is a stock split of the Common Shares; a stock dividend on the Common Shares payable in Common Shares; or a subdivision, consolidation or combination of the Common Shares.

The Purchase Price and the number of Preferred Shares or other securities or property issuable upon exercise of the Rights are also subject to adjustment to prevent dilution: in the event of a stock dividend or of a subdivision, combination or reclassification of the Preferred Shares; upon the grant to the Preferred Share holders of certain rights or warrants to subscribe for or purchase Preferred Shares at a price less than the then-current market price or securities convertible into Preferred Shares with a conversion price less than the then-current market price for the Preferred Shares; or upon the distribution to the Preferred Share holders of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants other than those referred to above. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

The holder of a Right, as such, will have no rights as a shareholder of the Company (including, without limitation, the right to vote or to receive dividends) until the Right is





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exercised.  The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, provided that no amendment adversely affects the interests of the holders.

If not exercised, redeemed or exchanged sooner, the Rights will expire on July 25, 2006, unless such expiration date is extended.

A complete description of the Preferred Shares is set forth in the Company's Amended Articles of Incorporation (the "Articles"), a copy of which is filed by reference as Exhibit 2 to this Form 8-K. The Articles are incorporated herein by reference and the following summary is qualified in its entirety by reference thereto.

If issued, the Preferred Shares will be entitled to a cumulative preferential quarterly dividend per share equal to the greater of $10 or 100 times the dividend declared on the Company's Common Shares. The Preferred Shares will be redeemable in whole at the Company's option at a cash price per share of the greater of $100 or 100 times the Current Market Price (as defined in the Articles) of the Common Shares. In the event of liquidation, the holders of the Preferred Shares will be entitled to receive an amount equal to accrued and unpaid dividends, plus an amount per share equal to the greater of $100 or 100 times the payment made per share to holders of Common Shares. Each Preferred Share will be entitled to 100 votes, voting together with the holders of the Common Shares on all matters submitted to the vote of shareholders. In the event of any merger, consolidation or other transaction in which Common Shares are exchanged, the holder of each Preferred Share will be entitled to receive 100 times the amount and type of consideration paid per Common Share. The rights of the holders of Preferred Shares as to dividends and liquidations, their voting rights, and their rights in the event of mergers and consolidations, are protected by customary anti-dilution provisions.

Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-thousandth of a Preferred Share purchasable upon the exercise of each Right should approximate the value of one Common Share.

No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

The Rights have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms not approved by the Company's Board, except pursuant to an offer conditioned on a substantial number of Rights being acquired. The Rights should not interfere with any merger or other business combination approved by the Company's Board prior to the time that any person or group has acquired beneficial ownership of 15% or more of the Common Shares, since until such time the Rights may be redeemed by the Company at a price of $.01 each.





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EXHIBITS. The following items are filed as exhibits to this Form 8-K:

 Exhibit No.                                         Description of Document
 -----------                                         -----------------------
        1         Rights Agreement dated as of April 25, 1996, between Dana Corporation and Chemical Mellon
                  Shareholder Services, L.L.C., Rights Agent, including Exhibit A (Form of Right Certificate and Forms of Assignment and of Election to Purchase) and Exhibit B (Summary of Rights to
                  Purchase Preferred Shares) thereto, filed by reference to Exhibit 1 to Registrant's Form 8-
                  A filed on May 1, 1996

        2         Restated Articles of Incorporation of Dana Corporation, amended effective June 1, 1994, filed by reference to Exhibit 4 to Registrant's Form 8-A/A, Amendment No. 3, dated October
                  4, 1994

        3         Form of press release announcing the declaration of the Rights, filed by reference to
                  Exhibit 3 to Registrant's Form 8-A filed on May 1, 1996

        4         Form of letter to shareholders announcing the declaration of the Rights, filed by reference to Exhibit 4 to Registrant's Form 8-A filed on May 1, 1996


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Dana Corporation
                                        ------------------------------
                                        (Registrant)


Date:  May 1, 1996                      By: Martin J. Strobel
                                           ----------------------------
                                            Martin J. Strobel
                                            Vice President, General Counsel and
                                                   Secretary





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                                 EXHIBIT INDEX


 Exhibit No.      Description of Document                                                 Page No.
 -----------      -----------------------                                                 ---------
        1         Rights Agreement dated as of April 25, 1996, between Dana
                  Corporation and Chemical Mellon Shareholder Services, L.L.C.,
                  Rights Agent, including Exhibit A (Form of Right Certificate and
                  Forms of Assignment and of Election to Purchase) and Exhibit B
                  (Summary of Rights to Purchase Preferred Shares) thereto, filed by reference to Exhibit 1 to Registrant's Form 8-A filed on May 1,
                  1996

                  Rights Certificates, in the form filed as Exhibit A to the Rights
                  Agreement, will be issued only at such time as the Rights are
                  triggered.   Until then, the Rights will be evidenced by either a
                  copy of the Summary of Rights, in the form filed as Exhibit B to the Rights Agreement, or a notation on the Common Share
                  certificates.

        2 Restated Articles of Incorporation of Dana Corporation, amended effective June 1, 1994, filed by reference to Exhibit 4 to Registrant's Form 8-A/A, Amendment No. 3, dated October 4, 1994

        3         Form of press release announcing the declaration of the Rights, filed by reference to Exhibit 3 to Registrant's Form 8-A filed on
                  May 1, 1996

        4 Form of letter to shareholders announcing the declaration of the Rights, filed by reference to Exhibit 4 to Registrant's Form 8-A filed on May 1, 1996





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